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                                                                 EXHIBIT 10.45.1

                               L.B. FOSTER COMPANY

                                     MEDICAL
                                 REIMBURSEMENT
                                      PLAN

                                      MRP2

                            SUMMARY PLAN DESCRIPTION
                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 2006

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                     MEDICAL REIMBURSEMENT PLAN OF BENEFITS

Maximum Yearly Benefit for Plan - MRP2         $ 6,000
Maximum Lifetime Maximum for Substance Abuse   $25,000

Medical Reimbursement Plans provide Benefits for in-network covered services allowed, but not covered in their entirety by the Premium Medical and Dental Plans. Deductibles and Co-payments may be reimbursed by these Plans, up to the Usual, Reasonable and Customary Charge. Services for which coverage is limited by the Premium Plan, such as Orthodontics, may be reimbursed up to the Reasonable and Customary charge. Penalties for failure to Pre-notify or charges declined due to a Pre-Existing Condition are not allowable under these Plans, as well as charges above any limits set by the Medical Reimbursement Plans.

Additionally, the Medical Reimbursement Plans contain provisions for vision care as listed in this schedule.

                          SCHEDULE OF BENEFITS FOR MRP2

                                           BENEFITS
                                           --------
BENEFIT PERCENTAGE:
   Medical Plan Pays                         100%
   Covered Person Pays                        0%

          BENEFITS AND SERVICES             PLAN PAYS           COMMENTS
          ---------------------             ---------           --------
HOSPITAL BENEFIT

Inpatient Hospital Services                100% of UCR   Pre-notification
                                                         required. Benefit based
                                                         on Semi-private room
                                                         rate.

Outpatient Hospital                        100% of UCR

Skilled Nursing Facility                   100% of UCR   Pre-notification
                                                         required.

Emergency Room                             100% of UCR   Non-emergency care is
                                                         not covered.

MENTAL HEALTH & SUBSTANCE ABUSE BENEFITS

Inpatient Mental Health Treatment          100% of UCR   Pre-notification
                                                         required.

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
          BENEFITS AND SERVICES             PLAN PAYS           COMMENTS
          ---------------------             ---------           --------
Outpatient Mental Health                   100% of UCR
Treatment including Psychological
Testing

Inpatient Substance Abuse Treatment        100% of UCR   Pre-notification
                                                         required.

Outpatient Substance Abuse Treatment       100% of UCR   Limited to 50 paid
                                                         visits per year.

MISCELLANEOUS SERVICES AND SUPPLIES

Home Health Care                           100% of UCR

Hospice Care Inpatient                     100% of UCR   Pre-notification
                                                         required.

Hospice Care Outpatient                    100% of UCR

Bereavement Counseling                     100% of UCR

Ambulance Service                          100% of UCR

Durable Medical Equipment                  100% of UCR

Other outpatient care                      100% of UCR

PROFESSIONAL SERVICES BENEFIT

Physician's visits                         100% of UCR

-    Office Visit

-    Inpatient Hospital Visit or           100% of UCR
     Consultation

-    Allergy                               100% of UCR

-    Other Covered Injections              100% of UCR

Second Surgical Opinion                    100% of UCR   If a second surgical
                                                         opinion is required by
                                                         Utilization Review but
                                                         not obtained, the
                                                         penalty will not be
                                                         allowed under these
                                                         Plans.

Obstetrics & Newborn Care                  100% of UCR

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
          BENEFITS AND SERVICES             PLAN PAYS           COMMENTS
          ---------------------             ---------           --------
Surgical Services                          100% of UCR   Includes surgeon and
                                                         facility.
                                                         Pre-notification
                                                         required for all
                                                         inpatient and
                                                         outpatient surgical
                                                         procedures.
                                                         Pre-notification not
                                                         required for office
                                                         surgery.

Transplant Services                        100% of UCR   Donor/Procurement
                                                         related to a transplant
                                                         is NOT COVERED.

Diagnostic Laboratory & X-ray Expenses     100% of UCR

Supplemental Accident Benefit              100% of UCR

REHABILITATION THERAPY

Chiropractic Care                          100% of UCR

Acupuncture Treatment                      NOT COVERED

Temporomandibular Joint Disorders (TMJ)    NOT COVERED

Cardiac Rehabilitation                     100% of UCR   Pre-notification
                                                         required.

Chemotherapy                               100% of UCR

Radiation Therapy                          100% of UCR

Respiratory Therapy                        100% of UCR

Speech Therapy                             100% of UCR

Physical Therapy                           100% of UCR

Occupational Therapy                       100% of UCR

PREVENTIVE CARE

Well Care

-    Physical Exam                         100% of UCR

-    Other Well Services                   100% of UCR

Mammogram                                  100% of UCR

GYN & Pap                                  100% of UCR

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
          BENEFITS AND SERVICES             PLAN PAYS           COMMENTS
          ---------------------             ---------           --------
PSA testing                                100% of UCR

Well Child Care includes reimbursement for the following services: office visits, physical examination, laboratory tests, x-rays, immunizations and cancer screenings.

DENTAL BENEFITS

Preventive Services                        100% of UCR

Basic Services                             100% of UCR

Major Services                             100% of UCR

Orthodontics                               100% of UCR

VISION BENEFITS

Exams                                      100% of UCR   Limited to 1 per 12
                                                         months.

Frames                                     100% of UCR   Limited to 1 set per 24
                                                         months. $135 maximum.

Lenses                                     100% of UCR   * Limited to 2 pair per
                                                         24 months.
                                                         Includes polycarbonate
                                                         lens material for
                                                         children under 19
                                                         Includes lenses coating

Contacts                                   100% of UCR   *Limited to 1 pair per
                                                         12 months. $100 maximum

Disposable Contacts                        100% of UCR   *Limited to $100
                                                         maximum per 12 months.

* For annual Vision Benefits, participant may choose either lenses or contacts (traditional or disposable), but not both.

PRESCRIPTION BENEFITS

Retail or Mail Order                       100% of UCR   Reimbursable after
Prescriptions                                            prescription deductible
                                                         has been met.

Benefits for this coverage may be increased if a prescription change occurs. Also, if a medical condition requires more frequent services, these Benefits may be increased to meet that requirement. Any such condition will have to be documented by a letter of Medical Necessity.

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                   EXCLUSIONS FOR MEDICAL REIMBURSEMENT PLANS
           (IN ADDITION TO THOSE OUTLINED IN THE GROUP INSURANCE PLAN
                      MEDICAL EXCLUSIONS AND LIMITATIONS)

MEDICAL EXCLUSIONS

AMOUNTS over the Usual, Reasonable and Customary Charge;

CHARGES ALREADY PAID by the L.B. Foster Company's basic medical and dental plans;

CHARGES THAT ARE NOT COVERED in part by the L.B. Foster Company's medical and dental Plans, unless specifically stated in the Schedule of Benefits;

OUT-OF-NETWORK SERVICES will not be paid under this Plan.

PENALTIES accessed for non-compliance assessed with Utilization Review Requirements.

VISION EXCLUSIONS

NON-PRESCRIPTION EYE GLASSES;

OVERSIZED LENSES, SPECIAL TINTING, SPECIAL POLISHING.

PRESCRIPTION EXCLUSIONS

COVERED PRESCRIPTION DRUGS

          - Drugs prescribed by a physician that require a prescription by federal law unless otherwise excluded.

          - All compound medications containing at least one prescription ingredient in a therapeutic amount.

          - Insulin when prescribed by a physician; needles, syringes and diabetic supplies, i.e. blood test strips, lancets, alcohol swabs, diabetic meters.

          -    Oral contraceptives

          -    Immunosuppressants

          -    Dermatological agents used to treat acne

          - Immune Response Modifiers, such as. Betaseron, Avonex and Copaxone and Rebif

          -    Oral and injectable sexual dysfunction drugs

LIMITS TO COVERED PRESCRIPTION DRUG BENEFIT

     The covered benefit for any one prescription will be limited to:

          -    The quantity limits established by the plan

          -    Refills only up to the time specified by a physician

          -    Refills up to one year from the date of order by a physician

          - Certain prescription drugs require prior-authorization. A partial list is below:

               -    All anabolic steriods

               - Drugs to treat Attention Deficit Hyperactivity Disorder or Narcolepsy

               -    Remicade for treatment of Crohn's Disease

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               -    Infertility Drugs are limited to 7 cycles per lifetime; 30 days supply per prescription

               -    Dermatological agents used to treat acne over the age of 25

               -    Xolair

               -    Synagis

               -    Lotronex; Zelnorm

               - Synvisc; Hylagan Limit to 2 cycles of injections per lifetime

               -    Weight Loss medications (dx of morbid obesity)

               - Migraine Medications are limited to the manufacturer or FDA standard guidelines

               -    Toradol;Stadol NS (quantity limits will apply)

EXCLUDED PRESCRIPTION DRUGS

          - Over the Counter products that may be bought without a written prescription or their equivalents. This does not apply to injectable insulin, insulin syringes and needles and diabetic supplies, which are specifically included.

          - Devices of any type even though such devices may require a prescription. This includes (but not limited to) therapeutic devices or appliances such as Implantable insulin pumps and ancillary pump products.

          - Immunization Agents, biological serum, biological immune globulins and vaccines.

          -    Implantable time-released medications.

          - Experimental or Investigational Drugs or drugs prescribed for experimental, Non-FDA approved, indications.

          -    Drugs approved by the FDA for cosmetic use only, i.e. Renova

          - Compound chemical ingredients or combination of federal legend drugs in a Non FDA approved dosage form.

          -    Nutritional Supplements except for metabolic conditions only.

          -    Weight loss medications

          -    Injectable arthritis medications: Enbrel, Kineret, Humira and
               Remicade

          -    Influenza medications

          -    Growth Hormones

          - Miscellaneous supplies, i.e. batteries, logbooks, adapters, videotapes

          - Hair reduction agents or hair replacement agents, i.e. Propecia or Vaniqa

          -    Fluoride

          -    Ceredase, Cerezyme

          -    Xyrem

          -    Pravigard

          -    Sarafem

          -    Blood Products and blood factor

          -    Amieve and Raptiva

          - Any prescription that you are entitled to receive without charge from any Workers Compensation or similar law or municipal state or Federal program.

          - Charges for the administration of a drug by an attending physician

          - Charges for medication that is to be taken by or administered to you, in whole or part, while you are a patient in a licensed hospital, rest home, sanitarium, extended care facility, convalescent hospital or nursing home.

          -    Drugs for tobacco dependency.

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          -    Cosmetic drugs, even if ordered for non-cosmetic purposes.

          -    Charges for giving or injecting drugs.